                                                                    EXHIBIT 10.1

                                August 28, 2001

TO THE LENDERS PARTY TO THE REVOLVING
CREDIT AGREEMENT REFERRED TO BELOW


            Re:     Fifth Amendment to Revolving Credit Agreement


Ladies and Gentlemen:

     We refer to the Revolving Credit Agreement dated as of August 31, 2000, as amended by the First Amendment to Revolving Credit Agreement dated October 23, 2000, the Second Amendment to Revolving Credit Agreement dated February 20, 2001, the Third Amendment to Revolving Credit Agreement dated June 12, 2001 and the Fourth Amendment to Revolving Credit Agreement dated as of July 31, 2001 (said Agreement, as so amended, herein called the "Credit Agreement"), among THQ Inc. (the "Borrower"), each of Union Bank of California, N.A. and BNP Paribas (the "Lenders") and Union Bank of California, N.A., as administrative agent (in such capacity, the "Agent") for the Lenders, as syndication agent and as arranger. Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the rules of interpretation set forth in Sections 1.2 and 1.3 of the Credit Agreement are incorporated by reference herein.

     1. Effective as of the date of this letter amendment but subject to the terms and conditions hereof, the Credit Agreement is hereby amended as set forth below.

          (a) Clause (iv) of the proviso to Section 6.2(g) of the Credit Agreement is amended in full to read as follows:

     "(iv) the Borrower may distribute certificates evidencing, and may redeem, the 'Rights' provided for in the Amended and Restated Rights Agreement dated as of August 22, 2001 between the Borrower and Computershare Investor Services, LLC, a Delaware limited liability company, as Rights Agent, on the terms provided in such Agreement as it exists on August 28, 2001."

          (b) Part I of Schedule 1 to the Credit Agreement is amended in full to read as follows:

Union Bank of California, N.A.
BNP Paribas
August 28, 2001
Page 2

                    "I.  Facility Amount

                         Month               Amount
                         -----               ------
                         August 2001         $35,000,000
                         September 2001      $35,000,000
                         October 2001        $35,000,000
                         November 2001       $35,000,000
                         December 2001       $35,000,000
                         January 2002        $35,000,000
                         February 2002       $20,000,000
                         March 2002          $20,000,000
                         April 2002          $20,000,000
                         May 2002            $20,000,000
                         June 2002           $20,000,000
                         July 2002           $20,000,000."

     2. The Borrower hereby represents and warrants for the benefit of the Lenders and the Agent that (a) the representations and warranties contained in the Credit Documents are correct in all material respects on and as of the date of this letter amendment, before and after giving effect to the same, as if made on and as of such date, (b) no event has occurred and is continuing, or would result from the effectiveness of this letter amendment, that constitutes a Default and (c) there has been no amendment to the charter documents or bylaws of the Borrower, or to the certificate of formation or operating agreement of THQ/Jakks, on or after August 31, 2000 except for (i) the amendment to the Borrower's certificate of incorporation filed with the Delaware Secretary of State on July 24, 2001 for the purpose of increasing the authorized number of shares of the Borrower's common stock from 35,000,000 shares to 75,00,000 shares and (ii) the amendment to the Borrower's certificate of designation filed with the Delaware Secretary of State on August 24, 2001 for the purpose of amending certain rights with respect to the Borrower's preferred stock.

     3. This letter amendment shall become effective when the Agent has received all of the following documents, in form and substance satisfactory to the Agent and in the number of originals requested thereby: (a) this letter amendment, duly executed by the Borrower and the Lenders; (b) a consent to this letter amendment, duly executed by THQ/Jakks; and (c) such other approvals, opinions, evidence and documents as any Lender may reasonably request.

     4. On and after the effective date of this letter amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the

Union Bank of California, N.A.
BNP Paribas
August 28, 2001
Page 3


Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this letter amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under any of the Credit Documents or constitute a waiver of any provision of any of the Credit Documents.

      5. This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

      6. THIS LETTER AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THEREOF.

                                    Very truly yours,

                                    THQ INC.


                                    By:  /s/ FRED GYSI
                                       ----------------------------
                                         Fred Gysi
                                         Senior Vice President,
                                          Finance & Administration
                                          & Chief Financial Officer




Agreed as of the date first written above:


UNION BANK OF CALIFORNIA, N.A.,
 as Agent and Lender


By:
   ---------------------------
    Ann M. Forbes
    Vice President &
     Senior Credit Executive

Union Bank of California, N.A.
BNP Paribas
August 28, 2001
Page 3


Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this letter amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under any of the Credit Documents or constitute a waiver of any provision of any of the Credit Documents.

      5. This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

      6. THIS LETTER AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THEREOF.

                                    Very truly yours,

                                    THQ INC.


                                    By:
                                       ----------------------------
                                         Fred Gysi
                                         Senior Vice President,
                                          Finance & Administration
                                          & Chief Financial Officer




Agreed as of the date first written above:


UNION BANK OF CALIFORNIA, N.A.,
 as Agent and Lender


By: /s/ ANN M. FORBES
   ---------------------------
    Ann M. Forbes
    Vice President &
     Senior Credit Executive

Union Bank of California, N.A.
BNP Paribas
August 28, 2001
Page 4


BNP PARIBAS

By: /s/ PETER LUPO
   -------------------------------

Name: Peter Lupo
     -----------------------------

Title Vice President
     -----------------------------

By: /s/ GERRY ARTEAGA
   -------------------------------

Name: Gerry Arteaga
     -----------------------------

Title Vice President
     -----------------------------